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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                November 9, 2000


                                  ADAPTEC, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



            Delaware                 0-15071                94-2748530
 ----------------------------     -------------         -------------------
 (State or other jurisdiction     (Commission           (I.R.S. Employer
       of incorporation)           File Number)         Identification No.)


                            691 S. Milpitas Boulevard
                                  Milpitas, CA
                                      95035

                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 945-8600

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS

     On November 9, 2000, the Board of Directors of Adaptec, Inc. (the "Company") adopted the Company's 2000 Nonstatutory Stock Option Plan (the "2000 Plan") and reserved for issuance thereunder of 8,000,000 shares of common stock of the Company. At that time, the Board of Directors authorized the Chief Executive Officer of the Company to grant options to purchase up to an aggregate of 2,610,000 shares of common stock under the 2000 Plan to non-executive officer employees of the Company. Pursuant to this authorization, on November 21, 2000, Robert N. Stephens, the Company's Chief Executive Officer, granted options to purchase an aggregate of 2,220,350 shares of common stock to non-executive officer employees of the Company.

     In addition, on November 9, 2000, the Board of Directors of the Company granted under the Company's 1999 Stock Plan (i) options to purchase an aggregate of 90,000 shares of common stock to executive officers of the Company and (ii) options to purchase an aggregate of 105,000 shares of common stock to non-employee directors of the Company.

     The Company believes that the 2000 Plan and the grants thereunder will facilitate attracting and retaining highly qualified employees, permit equity participation in the Company by the employees of the Company as consideration for their services to the Company and provide employees with an equity incentive associated with the success of the Company's business.


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

        (c)       Exhibits

                  The following exhibit is filed herewith:


EXHIBIT NO.          DESCRIPTION OF EXHIBIT
-----------          -----------------------
10.1                 2000 Nonstatutory Stock Option Plan and Form of Stock
                     Option Agreement.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADAPTEC, INC.


Date:   December 22, 2000                   By:  /s/ David A. Young
                                                  ----------------------------
                                                  David A. Young
                                                  Vice President and Chief
                                                  Financial Officer


                                      -4-

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                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION OF EXHIBIT
-----------          -----------------------
10.1                 2000 Nonstatutory Stock Option Plan and Form of Stock
                     Option Agreement.